Exhibit (h.2)

EXHIBIT A

BTC Recipients

I.	BTC FUNDS

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Emerging Markets Corporate Bond ETF
iShares Emerging Markets Dividend ETF
iShares Emerging Markets High Yield Bond ETF
iShares Emerging Markets Local Currency Bond ETF
iShares Global ex USD High Yield Corporate Bond ETF
iShares Global High Yield Corporate Bond ETF
iShares Latin America Bond ETF
iShares MSCI All Country World Minimum Volatility ETF
iShares MSCI Australia ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI BRIC ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF iShares MSCI Colombia Capped ETF iShares MSCI Emerging Markets Asia ETF iShares MSCI Emerging Markets Consumer Discretionary ETF
iShares MSCI Emerging Markets Eastern Europe ETF
iShares MSCI Emerging Markets EMEA ETF
iShares MSCI Emerging Markets Energy Capped ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets Growth ETF
iShares MSCI Emerging Markets Minimum Volatility ETF
iShares MSCI Emerging Markets Small-Cap ETF iShares MSCI Emerging Markets Value ETF
iShares MSCI EMU ETF
iShares MSCI France ETF
iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF
iShares MSCI Israel Capped ETF
iShares MSCI Italy Capped ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Pacific ex Japan ETF
iShares MSCI Singapore ETF

iShares MSCI South Africa ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Turkey ETF
iShares MSCI United Kingdom ETF
iShares MSCI USA ETF iShares MSCI World ETF

iShares Trust

iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year Credit Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Credit Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares 2013 AMT-Free Muni Term ETF
iShares 2014 AMT-Free Muni Term ETF
iShares 2015 AMT-Free Muni Term ETF
iShares 2016 AMT-Free Muni Term ETF
iShares 2017 AMT-Free Muni Term ETF
iShares 2018 AMT-Free Muni Term ETF
iShares 2019 AMT-Free Muni Term ETF
iShares Aaa - A Rated Corporate Bond ETF iShares Agency Bond ETF
iShares Aggressive Allocation ETF
iShares Asia 50 ETF
iShares Asia Developed Real Estate ETF
iShares B - Ca Rated Corporate Bond ETF iShares Baa - Ba Rated Corporate Bond ETF iShares California AMT-Free Muni Bond ETF
iShares China Large-Cap ETF
iShares CMBS ETF
iShares Cohen & Steers REIT ETF
iShares Conservative Allocation ETF

iShares Core Long-Term U.S. Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Short-Term U.S. Bond ETF

iShares Core Total U.S. Bond Market ETF
iShares Credit Bond ETF
iShares Developed Small-Cap ex North America ETF
iShares Dow Jones U.S. ETF
iShares Emerging Markets Infrastructure ETF
iShares Europe Developed Real Estate ETF
iShares Europe ETF
iShares Financials Bond ETF
iShares Floating Rate Bond ETF
iShares FTSE China ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Inflation-Linked Bond ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global Nuclear Energy ETF
iShares Global Tech ETF
iShares Global Telecom ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares Growth Allocation ETF
iShares High Dividend ETF
iShares Human Rights ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Industrial/Office Real Estate Capped ETF
iShares Industrials Bond ETF
iShares Intermediate Credit Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF
iShares International Inflation-Linked Bond ETF
iShares International Preferred Stock ETF
iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares Japan Large-Cap ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares Latin America 40 ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Moderate Allocation ETF
iShares Morningstar Large-Cap ETF

iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Mortgage Real Estate Capped ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. Consumer Discretionary ETF
iShares MSCI ACWI ex U.S. Consumer Staples ETF
iShares MSCI ACWI ex U.S. Energy ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI ex U.S. Financials ETF
iShares MSCI ACWI ex U.S. Healthcare ETF
iShares MSCI ACWI ex U.S. Industrials ETF
iShares MSCI ACWI ex U.S. Information Technology ETF
iShares MSCI ACWI ex U.S. Materials ETF
iShares MSCI ACWI ex U.S. Telecommunication Services ETF
iShares MSCI ACWI ex U.S. Utilities ETF
iShares MSCI All Country Asia ex Japan ETF iShares MSCI All Country Asia ex Japan Small-Cap ETF iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Peru Capped ETF iShares MSCI Australia Small-Cap ETF
iShares MSCI Brazil Small-Cap ETF iShares MSCI Canada Small-Cap ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF iShares MSCI Denmark Capped ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Financials ETF iShares MSCI Emerging Markets Latin America ETF
iShares MSCI Emerging Markets Materials ETF
iShares MSCI Europe Financials ETF
iShares MSCI Far East Financials ETF iShares MSCI Finland Capped ETF iShares MSCI Germany Small-Cap ETF iShares MSCI Hong Kong Small-Cap ETF iShares MSCI India ETF iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Ireland Capped ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF

iShares MSCI New Zealand Capped ETF iShares MSCI Norway Capped ETF
iShares MSCI Philippines ETF
iShares MSCI Poland Capped ETF iShares MSCI Singapore Small-Cap ETF iShares MSCI South Korea Small-Cap ETF iShares MSCI Taiwan Small-Cap ETF iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA ESG Select ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Value Factor ETF
iShares Nasdaq Biotechnology ETF
iShares National AMT-Free Muni Bond ETF
iShares New York AMT-Free Muni Bond ETF
iShares North America Real Estate ETF
iShares North American Natural Resources ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares North American Tech-Software ETF
iShares NYSE 100 ETF
iShares NYSE Composite ETF
iShares PHLX Semiconductor ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Retail Real Estate Capped ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 3000 ETF
iShares Russell 3000 Growth ETF
iShares Russell 3000 Value ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF
iShares Short Treasury Bond ETF
iShares Short-Term National AMT-Free Muni Bond ETF
iShares Target Date 2010 ETF
iShares Target Date 2015 ETF
iShares Target Date 2020 ETF
iShares Target Date 2025 ETF
iShares Target Date 2030 ETF
iShares Target Date 2035 ETF
iShares Target Date 2040 ETF
iShares Target Date 2045 ETF
iShares Target Date 2050 ETF
iShares Target Date Retirement Income ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Preferred Stock ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF
iShares Utilities Bond ETF

iSharesBond 2016 Corporate ex-Financials Term ETF
iSharesBond 2018 Corporate ex-Financials Term ETF
iSharesBond 2020 Corporate ex-Financials Term ETF
iSharesBond 2023 Corporate ex-Financials Term ETF
iSharesBond 2016 Corporate Term ETF
iSharesBond 2018 Corporate Term ETF
iSharesBond 2020 Corporate Term ETF
iSharesBond 2023 Corporate Term ETF

iShares MSCI Russia Capped ETF, Inc.

iShares MSCI Russia Capped ETF

iShares U.S. ETF Trust

iShares Enhanced U.S. Large-Cap ETF

iShares Enhanced U.S. Small-Cap ETF

iShares Short Maturity Bond Fund